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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K



                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): DECEMBER 17, 1997
                                  __________________


                            CHOICETEL COMMUNICATIONS, INC.
                (Exact name of Registrant as specified in its charter)


             MINNESOTA                  0-23017                 41-1649949
    (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)            File Number)          Identification No.)


                                9724 10TH AVENUE NORTH
                              PLYMOUTH, MINNESOTA  55441
                       (Address of principal executive offices)

          Registrant's telephone number, including area code: (612) 544-1260







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ITEM 5.  OTHER EVENTS.

    On December 17, 1997, ChoiceTel Communications, Inc. (the "Company"), announced the signing of a letter of intent to acquire all of the outstanding shares of stock of SINE Communications, Inc. ("SINE"). SINE operates a system of approximately 300 pay telephones in New York, Pennsylvania and Massachusetts. The acquisition is expected to be completed in February 1998, subject to the Company's due diligence review and the signing of a definitive purchase agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

    99   Press Release issued December 17, 1997.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             CHOICETEL COMMUNICATIONS, INC.

Date: December 19, 1997
                              /s/ Jack S. Kohler
                             -----------------------------------------------
                             Jack S. Kohler
                             Vice President and Chief Financial Officer


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